SP Funds 2030 Target Date Fund
Schedule of Investments
July 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 98.0%	Shares		Value
SP Funds Dow Jones Global Sukuk ETF (a)(b)	154,957		$ 2,762,108
SP Funds S&P 500 Sharia Industry Exclusions ETF (b)	21,415		1,206,307
SP Funds S&P Global REIT Sharia ETF (b)	25,826		554,484
SP Funds S&P Global Technology ETF (b)	9,312		419,506
SP Funds S&P World (ex-US) ETF (b)	13,251		424,562
SPDR Gold Shares (c)	377		140,071
TOTAL EXCHANGE TRADED FUNDS (Cost $5,049,933)			5,507,038

TOTAL INVESTMENTS - 98.0% (Cost $5,049,933)			5,507,038
Other Assets in Excess of Liabilities - 2.0%		0.01970	110,647
TOTAL NET ASSETS - 100.0%			$ 5,617,685

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	Non-income producing security.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

SP Funds 2030 Target Date Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 5,507,038	$ –	$ –	$ 5,507,038
Total Investments	$ 5,507,038	$ –	$ –	$ 5,507,038

Refer to the Schedule of Investments for further disaggregation of investment categories.

SP Funds 2030 Target Date Fund - Transactions with Affiliates
	Value as of October 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of July 31, 2026	Shares as of July 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
SP Funds Dow Jones Global Sukuk ETF	$ 2,520,544	$ 586,311	$ (229,288)	$ (3,645)	$ (111,814)	$ 2,762,108	154,957	$ 104,884	$ –
SP Funds S&P 500 Sharia Industry Exclusions ETF	1,152,572	163,808	(217,188)	50,461	56,654	1,206,307	21,415	5,114	–
SP Funds S&P Global REIT Sharia ETF	518,732	98,614	(120,041)	(1,719)	58,898	554,484	25,826	16,127	–
SP Funds S&P Global Technology ETF	401,417	159,108	(231,615)	75,346	15,250	419,506	9,312	3,609	–
SP Funds S&P World (ex-US) ETF	390,444	124,140	(158,955)	40,229	28,704	424,562	13,251	3,882	–
	$ 4,983,709	$ 1,131,981	$ (957,087)	$ 160,672	$ 47,692	$ 5,366,967	224,761	$ 133,616	$ –